UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 12, 2020

BAY BANKS OF VIRGINIA, INC.

(Exact Name of Registrant as Specified in Charter)

Virginia	0-22955	54-1838100
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 Bayberry Court, Richmond, Virginia 23226

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (804) 404-9668

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On August 12, 2020, Bay Banks of Virginia, Inc. (“Bay Banks”) entered into an Agreement and Plan of Reorganization (the “Agreement”) with Blue Ridge Bankshares, Inc. (“Blue Ridge”). Pursuant to the Agreement, Bay Banks will merge with and into Blue Ridge, with Blue Ridge as the surviving corporation (the “Merger”). At or immediately following consummation of the Merger, Virginia Commonwealth Bank, the wholly-owned Virginia chartered commercial banking subsidiary of Bay Banks, will be merged with and into Blue Ridge Bank, National Association, Blue Ridge’s wholly-owned national bank subsidiary (“Blue Ridge Bank”), with Blue Ridge Bank as the surviving bank (the “Subsidiary Bank Merger”).

Upon completion of the Merger, in exchange for each share of Bay Banks common stock, Bay Banks shareholders will receive 0.5000 shares of Blue Ridge’s common stock, plus cash in lieu of any fractional shares. Each option to purchase shares of Bay Banks’s common stock, whether vested or unvested, will convert into an option to acquire shares of Blue Ridge’s common stock, on terms and conditions adjusted as provided for in the Agreement. Each Bay Banks restricted stock award that is unvested or contingent will vest and convert into the right to receive the merger consideration payable under the Agreement with respect to shares of Bay Banks’s common stock.

Upon completion of the Merger, the boards of directors of Blue Ridge and Blue Ridge Bank will be fixed at 13 directors, consisting of seven directors to be designated by Blue Ridge (including Larry Dees, the current chairman of the board of directors of Blue Ridge, who will continue to serve as chairman of the board of directors of Blue Ridge following consummation of the Merger, and Brian K. Plum, the current president and chief executive officer of Blue Ridge) and six directors to be designated by Bay Banks (including C. Frank Scott, III, the current chairman of the board of directors of Bay Banks and Randal R. Greene, the current president and chief executive officer of Bay Banks).

Mr. Plum will continue to serve as Blue Ridge’s chief executive officer following closing of the Merger. Mr. Greene will be appointed president and chief operating officer of Blue Ridge and president and chief executive officer of Blue Ridge Bank.

The Merger is intended to be a tax-free reorganization under Section 368(a) of the Internal Revenue Code.

The boards of directors of each of Blue Ridge and Bay Banks have unanimously approved the Agreement. The Agreement contains customary representations, warranties and covenants from both Blue Ridge and Bay Banks. The consummation of the Merger is subject to various conditions, including (i) approval of the Agreement by shareholders of Blue Ridge and Bay Banks, (ii) receipt of all required regulatory approvals, (iii) the absence of any law or order prohibiting the closing of the Merger, (iv) the effectiveness of the registration statement to be filed by Blue Ridge with the Securities and Exchange Commission with respect to Blue Ridge’s common stock to be issued in the Merger, and (v) the approval of the listing on the NYSE American Stock Exchange of Blue Ridge’s common stock to be issued in the Merger. Each party’s obligation to consummate the Merger is subject to certain other conditions, including the accuracy of the representations and warranties of the other party, compliance of the other party with its covenants, and receipt from the party’s legal counsel to the effect that the Merger will qualify as a tax-free reorganization under Section 368 of the Internal Revenue Code. Subject to the satisfaction or waiver of the various conditions for closing, the parties anticipate completing the Merger in the first quarter of 2021.

The Agreement provides certain termination rights for both Blue Ridge and Bay Banks and further provides that a termination fee of $4,000,000 will be payable by either Blue Ridge or Bay Banks, as applicable, in the event that the Agreement is terminated under certain circumstances.

Furthermore, in connection with the execution of the Agreement, each of the current directors on boards of Bay Banks and Blue Ridge, respectively, have entered into certain Affiliate Agreements (described in Item 8.01 below).

The foregoing description of the Agreement is not complete and is qualified in its entirety by reference to the Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

The representations, warranties and covenants contained in the Agreement were made only for purposes of the Agreement and as of specific dates, were solely for the benefit of the parties to the Agreement, will not survive consummation of the Merger unless otherwise specified in the Agreement, and are subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Agreement. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, investors should not rely on the representations, warranties, and covenants or any description thereof as characterizations of the actual state of facts or conditions. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Agreement is included with this filing only to provide investors with information regarding the terms of the Agreement, and not to provide investors with any other factual information regarding Blue Ridge or Bay Banks, their respective affiliates or their respective businesses. The Agreement should not be read alone, but should instead be read in conjunction with other information regarding Blue Ridge, Bay Banks and their respective affiliates or their respective businesses, the Agreement and the Merger that will be contained in or incorporated by reference into the Registration Statement on Form S-4 of Blue Ridge that will include a prospectus of Blue Ridge and a joint proxy statement of Blue Ridge and Bay Banks, as well as in the Forms 10-K, Forms 10-Q, Forms 8-K and other filings that Bay Banks makes with the Securities and Exchange Commission (the “SEC”).

Item 8.01.	Other Events.

Affiliate Agreements

Simultaneous with the execution of the Agreement, Bay Banks and Blue Ridge entered into Affiliate Agreements with each of the directors on the boards of Bay Banks and Blue Ridge. Each director, as a shareholder party to an Affiliate Agreement, has agreed, among other things, to vote shares of Bay Banks’s common stock or Blue Ridge’s common stock, as applicable, owned by such shareholder and over which such shareholder has sole voting and investment power in favor of the Merger and the Agreement (and related plan of merger), and against any competing acquisition proposal, any action, proposal, transaction or agreement which could reasonably be expected to result in a breach of the Agreement or the Affiliate Agreement, or other action, proposal or transaction that could reasonably be expected to impede, interfere with, delay, discourage, adversely affect or inhibit the timely consummation of the Merger or the fulfillment of the parties’ respective conditions under the Agreement. The Affiliate Agreements will terminate in certain circumstances, including upon consummation of the Merger or the termination of the Agreement in accordance with its terms.

The foregoing description of the Affiliate Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Affiliate Agreements, forms of which are attached as Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K and are incorporated by reference herein.

Additional Information About the Merger and Where to Find It

In connection with the proposed merger, Blue Ridge intends to file with the SEC a registration statement on Form S-4, which will include a joint proxy statement/prospectus to be mailed to shareholders of both Blue Ridge and Bay Banks. SECURITY HOLDERS OF BLUE RIDGE AND BAY BANKS ARE ADVISED TO

READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS WHEN THEY BECOME AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING BLUE RIDGE, BAY BANKS AND THE PROPOSED MERGER TRANSACTION. Security holders may obtain free copies of these documents, once they are filed, and other documents filed with the SEC on the SEC’s website at http://www.sec.gov. Security holders will also be able to obtain these documents, once they are filed, free of charge, by requesting them in writing from Brian K. Plum, Blue Ridge Bankshares, Inc., 17 West Main Street, Luray, Virginia 22835, or by telephone at (540) 743-6521, or from Randal R. Greene, Bay Banks of Virginia, Inc., 1801 Bayberry Court, Richmond, Virginia 23226, or by telephone at (804) 435-1171.

Blue Ridge, Bay Banks and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Blue Ridge and Bay Banks in connection with the proposed Merger. Information about the directors and executive officers of Blue Ridge and Bay Banks will be included in the joint proxy statement/prospectus when it becomes available. Additional information regarding the interests of those persons and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed Merger when it becomes available. You may obtain free copies of each document as described in the preceding paragraph.

Cautionary Note Regarding Forward-Looking Statements

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about (i) the benefits of the Merger, including future financial and operating results, cost savings, enhancements to revenue and accretion to reported earnings that may be realized from the Merger; (ii) Blue Ridge’s and Bay Banks’s plans, objectives, expectations and intentions and other statements about the Merger; and (iii) other statements identified by words such as “may”, “assumes”, “approximately”, “will”, “expects”, “anticipates”, “intends”, “plans”, “believes”, “seeks”, “estimates”, “targets”, “projects”, or words of similar meaning generally intended to identify forward-looking statements. These forward-looking statements are based upon the current beliefs and expectations of the respective management of Blue Ridge and Bay Banks and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of Blue Ridge and Bay Banks. In addition, these forward-looking statements are subject to various risks, uncertainties and assumptions with respect to future business strategies and decisions that are subject to change and difficult to predict with regard to timing, extent, likelihood and degree of occurrence. As a result, actual results may differ materially from the anticipated results discussed in these forward-looking statements because of possible uncertainties.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of Blue Ridge and Bay Banks may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; (2) the expected growth opportunities or cost savings from the Merger may not be fully realized or may take longer to realize than expected; (3) deposit attrition, operating costs, customer losses and business disruption following the Merger, including adverse effects on relationships with employees and customers, may be greater than expected; (4) the regulatory approvals required for the Merger may not be obtained on the proposed terms or on the anticipated schedule; (5) the shareholders of Blue Ridge or Bay Banks may fail to approve the Merger; (6) economic, legislative or regulatory changes, including changes in accounting standards, may adversely affect the businesses in which Blue Ridge and Bay Banks are engaged; (7) the interest rate environment may further compress margins and adversely affect net interest income; (8) results may be adversely affected by continued diversification of assets and adverse changes to credit quality; (9) competition from other financial services companies in Blue Ridge’s and Bay Banks’s markets could adversely affect operations; (10) an economic slowdown could adversely affect credit quality and loan originations; (11) the COVID-19 pandemic is adversely affecting Blue Ridge, Bay Banks, and their respective customers, employees and third-party service providers; the adverse impacts of the pandemic on their respective business, financial position, operations and prospects have been material, and it is not possible to accurately predict the extent, severity or duration of the pandemic or when normal economic and operation conditions will return; and (12) other factors that may affect future results of Blue Ridge and Bay Banks, including: changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; the impact, extent and timing of technological changes; capital management activities; and other actions of bank regulatory agencies and legislative and regulatory actions and reforms. Additional factors, that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Blue Ridge’s and Bay Banks’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the SEC and available on the SEC’s Internet site (http://www.sec.gov).

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Reorganization, dated as of August 12, 2020, between Blue Ridge Bankshares, Inc. and Bay Banks of Virginia, Inc.

99.1	Form of Affiliate Agreement, dated as of August 12, 2020, by and among Blue Ridge Bankshares, Inc., Bay Banks of Virginia, Inc., and certain shareholders of Bay Banks of Virginia, Inc.

99.2	Form of Affiliate Agreement, dated as of August 12, 2020, by and among Blue Ridge Bankshares, Inc., Bay Banks of Virginia, Inc., and certain shareholders of Blue Ridge Bankshares, Inc.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAY BANKS OF VIRGINIA, INC.

By:	/s/ Judy C. Gavant
Judy C. Gavant
Executive Vice President and Chief Financial Officer

August 17, 2020